Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT

SECOND AMENDMENT, dated as of November 22, 2016 (this “Amendment”), to the Credit Agreement, dated as of July 31, 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among RMCO, LLC (“Holdings”), RE/MAX, LLC (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).

WITNESSETH

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement; and

WHEREAS, the Administrative Agent and the Lenders party hereto have agreed, upon the terms and subject to the conditions set forth herein, to consent to such amendments;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1.        Defined Terms. Unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement as amended hereby.

SECTION 2.        Amendment of the Credit Agreement. Subject to the terms and conditions set forth herein, on the Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a)          Section 1.1 is hereby amended by:

(i)	deleting the definition of “Revolving Commitment” and replacing it in its entirety with the following:

““Revolving Commitment”: as to any Lender, the obligation of such Lender, if any, to make Revolving Loans in an aggregate principal and/or face amount not to exceed the amount set forth under the heading “Revolving Commitment” opposite such Lender’s name on Schedule 1.1A or in the Assignment and Assumption pursuant to which such Lender became a party hereto, as the same may be changed from time to time as set forth below or otherwise pursuant to the terms hereof.  It is agreed that (i) the Total Revolving Commitments shall be increased by an amount equal to $20,000,000 on the date of consummation of the Specified Acquisition (the “Specified Acquisition Closing Date”), with the Revolving Commitment of each Revolving Lender being increased pro rata according to such Revolving Lender’s Revolving Percentage as of such date, and (ii) on the date that is one year after the Specified Acquisition Closing Date, the Total Revolving Commitments shall be reduced by an amount equal to $20,000,000, with the Revolving Commitment of each Revolving Lender being reduced pro rata according to such Revolving Lender’s Revolving Percentage as of such date; provided, that if after giving effect to the reduction of the Total Revolving Commitments described in this clause (ii), the Total Revolving Loans would exceed the amount of the Total Revolving Commitments (as so reduced), such reduction shall be accompanied by a prepayment of Revolving Loans in the amount of such excess, including any accrued interest thereon (except in the case of Revolving Loans that are ABR Loans). It is further agreed that the increase of the Total Revolving Commitments pursuant to the previous sentence shall be deemed a utilization of, and shall reduce, the $50,000,000 basket for Incremental Facilities provided in Section 2.22(a) of this Agreement, but only until the Total Revolving Commitments are reduced as provided in clause (ii) of the previous sentence”; and

(ii)	adding the following definition in the appropriate alphabetical order:

““Specified Acquisition”: The acquisition of certain assets of RE/MAX of Kentucky/Tennessee, Inc., RE/MAX of Georgia, Inc. and RE/MAX of Southern Ohio, Inc., together with assets associated therewith of RE/MAX of Kentucky/Tennessee Advertising, Inc., AD/MAX, Inc., and RE/MAX of Southern Ohio Advertising, Inc.”.

(b)          Section 6.7(k) is hereby amended by adding the following at the end thereof:

“(or, to the extent that the sum of (i) the Acquisition Consideration for the Specified Acquisition and (ii) all other Acquisition Consideration in the fiscal year in which the Specified Acquisition occurs would exceed the amount otherwise permitted under this clause (k), an amount equal to such sum)”.

SECTION 3.        Condition to Effectiveness of Amendment. This Amendment shall become effective (such date, the “Effective Date”) upon the satisfaction of the following conditions precedent:

(a)          the Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of Holdings, the Borrower, the Administrative Agent, the Required Lenders and each Revolving Lender; and

(b)          the Specified Acquisition shall have occurred on or prior to December 31, 2016.

SECTION 4.        Representations and Warranties. To induce the other parties hereto to enter into this Amendment, Holdings and the Borrower hereby jointly and severally represent and warrant to the Administrative Agent that, as of the Effective Date:

(a)        Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all material respects on and as of the Effective Date as if made on and as of the Effective Date, except for representations and warranties made as of a specific earlier date that shall be true and correct in all material respects as of such earlier date.

(b)        As of the Effective Date, there does not exist any Default or Event of Default.

SECTION 5.        Continuing Effect.

(a)          Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to consent to any action requiring consent under any other provisions of the Credit Agreement or the same subsection for any other date or time period. Upon the effectiveness of the amendments set forth herein, on and after the Effective Date, each reference in the Credit Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

(b)         The Borrower and the other parties hereto acknowledge and agree that this Amendment shall constitute a Loan Document.

SECTION 6.        Fees. The Borrower agrees to pay to the Administrative Agent, for the account of each Lender that has executed and delivered a counterpart of this Amendment by 5:00 P.M., New York City time, on November 22, 2016, an amendment fee in an amount equal to 10 basis points of the sum of the principal amount of such Lender’s Term Loans outstanding on such date and the amount of such Lender’s Revolving Commitments on such date.

SECTION 7.        Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and delivery of this Amendment, and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of one firm of counsel to the Administrative Agent in accordance with the terms in the Credit Agreement.

SECTION 8.        Execution in Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile and electronic (e.g. “.pdf”, or “.tif”) transmission), each of which counterparts when so executed shall be deemed to be an original, but all the counterparts shall together constitute one and the same instrument.

SECTION 9.        GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH FURTHER IN SECTIONS 9.11, 9.12 AND 9.16 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

RMCO, LLC

By:	/s/ Dave Liniger
Name: Dave Liniger
Title: Chief Executive Officer

RE/MAX, LLC

By:	/s/ Dave Liniger
Name: Dave Liniger
Title: Chief Executive Officer

Signature Page to Second Amendment

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	/s/ Karl Thomasma
Name: Karl Thomasma
Title: Senior Underwriter

[Other Lender Signatures Omitted]

Signature Page to Second Amendment